UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 11, 2013, Spectra Energy Corp’s President and Chief Executive Officer, Gregory L. Ebel, appeared on CNBC’s Mad Money, during which he discussed, among other matters, Spectra Energy Corp’s intention to drop down all of its remaining U.S. Transmission and Storage assets to Spectra Energy Partners, LP by the end of the year, subject to market conditions and customary closing conditions, including the receipt of all necessary approvals. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the transcript from Mr. Ebel’s appearance on the program. Also on June 11, 2013, Spectra Energy Corp issued a press release announcing the expected drop down. The press release is attached hereto as Exhibit 99.2.

The transcript and the press release are being furnished pursuant to this Item 7.01.

This Current Report on Form 8-K (including the Exhibits attached hereto) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current beliefs and assumptions of Spectra Energy Corp’s management and involve risks and uncertainties that may cause actual results to be materially different from the results predicted. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. Factors that could affect the forward-looking statements are described in the attached press release, and under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in Spectra Energy Corp’s 2012 Form 10-K filed with Securities and Exchange Commission (SEC) on February 22, 2013, and in its other filings made with the SEC, which are available via the SEC’s Web site at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. These forward-looking statements are made as of the date hereof and Spectra Energy undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Transcript from appearance of Spectra Energy Corp’s President and CEO on CNBC’s Mad Money.

99.2	Press Release of Spectra Energy Corp, dated June 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth
General Counsel

Date: June 11, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Transcript from appearance of Spectra Energy Corp’s President and CEO on CNBC’s Mad Money.

99.2	Press Release of Spectra Energy Corp, dated June 11, 2013.